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                                                                  EX-99.906CERT

FORM N-CSR ITEM 10(B) EXHIBIT

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Advisers Senior Floating-Rate Fund (the "Fund"), that:

   (a) the Semi-Annual Report of the Fund on Form N-CSR for the period ended May 31, 2003 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: July 15, 2003
      ---------------------


/s/ BARBARA E. CAMPBELL
---------------------------
Barbara E. Campbell
Treasurer

Date: July 15, 2003
      ---------------------


/s/ SCOTT H. PAGE
---------------------------
Scott H. Page
President